UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

DHC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 West Kirkwood Blvd

Suite 1400B

Southlake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 452-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	DHCAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	DHCA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.02.

Item 8.01.	Other Events

In connection with the transactions contemplated under the Business Combination Agreement and Plan of Reorganization, dated September 7, 2023 (the “Business Combination Agreement”), by and between DHC Acquisition Corp., a Cayman Islands exempted company (“DHC”), BEN Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of DHC (“Merger Sub”), and Brand Engagement Network Inc., a Wyoming corporation (“BEN”) and, solely with respect to Section 7.21 and Section 9.03 thereof, DHC Sponsor LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into BEN (the “Merger,” and together with the other transactions related thereto, the “Transactions”), with BEN surviving the Merger as a direct wholly owned subsidiary of DHC, DHC is voluntarily filing its unaudited pro forma consolidated financial information giving effect to the Transaction for the year ended December 31, 2023 as Exhibit 99.1 hereto, which is incorporated herein by reference into this Item 8.01.

Neither of DHC’s or BEN’s independent registered public accounting firm has completed its procedures with respect to the audit of their respective financial statements for the year ended December 31, 2023.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of DHC giving effect to the Transaction, is attached hereto as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description

99.1	DHC’s Unaudited Pro Forma Condensed Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DHC Acquisition Corp.

Dated: March 8, 2024	/s/ Chris Gaertner
Chris Gaertner
Co-Chief Executive Officer and Chief Financial Officer